UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 28, 2004


                           Maverick Oil and Gas, Inc.
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             (Exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

          333-100318                                   98-0377027
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    (Commission File Number)                (IRS Employer Identification Number)


                22 Park Crescent, London, United Kingdom W1B 1PE
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                    (Address of Principal Executive Offices)

                                 44-207-636-7386
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              (Registrant's Telephone Number, Including Area Code)

            111 Presidential Avenue, Suite 158, Bala Cynwyd, PA 19004
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                EXPLANATORY NOTE

This Amendment No. 1 to our previous Current Report on Form 8-K filed with the United States Securities and Exchange Commission on August 12, 2004 is being filed for the sole purpose of correcting the reportable event for the acquisition to Item 8.01 and to report that no financial statements or pro forma financial information will be filed in connection with the acquisition.

Item 8.01 Other Events

As previously reported, on July 28, 2004, Maverick Oil and Gas, Inc., a Nevada corporation (the "Registrant"), purchased a 74.25% Class A membership interest in Maverick Basin Exploration, LLC, a Delaware limited liability company ("Maverick Basin") from South Oil, Inc., a Texas based oil and gas exploration and production company. Maverick Basin was recently formed for the sole purpose of entering into exploration and joint operating agreements to explore for oil and gas in certain properties, including the Maverick Basin of Texas.

The Registrant previously reported this purchase of a Class A membership interest under Item 2.01 of Form 8-K, Acquisition or Disposition of Assets, and reported under Item 7.01 that it would subsequently file the financial statements of the business acquired and the pro forma financial information.

The Registrant has subsequently determined, however, that the purchase of the Class A membership interest did not constitute the acquisition of a significant amount of assets, but rather the assumption of an initial capital contribution obligation. As such, the purchase is now properly being reported under this Item 8.01, and the Registrant is amending its previous disclosure to properly indicate that no financial statements or pro forma financial information will be filed with the Commission in connection with this purchase.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    MAVERICK OIL AND GAS, INC.
                                                    (Registrant)

                                                By: /s/ Michael Garland
                                                    --------------------
                                                    Michael Garland
                                                    President and CEO
December 16, 2004